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                                                              EXHIBIT 10.4
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                          STANDARD OFFICE LEASE-GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
      [LOGO OF AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION APPEARS HERE]





1. Basic Lease Provisions ("Basic Lease Provisions")

   1.1  Parties: This Lease, dated, for reference purposes only, April 10, 1996,
                                                                 ----------  --
is made by and between SILVER GENESIS INC., A California corporation,
                       ---------------------------------------------
(herein called "Lessor") and NET VANTAGE INC., a California corporation,
                             ------------------------------------------
doing business under the name of Same, (herein called "Lessee").
                                 ----

   1.2  Premises: Suite Number(s) of  200, second floors, consisting of
                                      ---
approximately 12,000 RSF* feet, more or less, as defined in paragraph 2 and as
              -----------
shown on Exhibit "A" hereto (the "Premises").

   1.3  Building: Commonly described as being located at
 201 Continental Boulevard                                                     ,
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in the City of     El Segundo                                                  ,
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County of          Los Angeles                                                 ,
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State of           California                , as more particularly described in
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Exhibit ______ hereto, and as defined in paragraph 2.

   1.4  Use: General office use and computer/electronics dry laboratories
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                                                       , subject to paragraph 6.
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   1.5  Term: Sixty (60) months commencing February 1, 1997
              -----------------            ----------------
("Commencement Date") and ending January 31, 2003, as defined in paragraph 3.
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   1.6  Base Rent: $12,734.26  ($1.06 per SF) per month payable on the _____ day
                   --------------------------
of each month, per paragraph 4.1 Rent shall be calculated based upon $1.06 per
                                 ---------------------------------------------
rentable square foot.
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   1.7  Base Rent Increase: On    (None)    the monthly Base Rent payable under
                              --------------
paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

   1.8  Rent Paid Upon Execution:
                                 -----------------------------------------------
for
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   1.9  Security Deposit: $12,734.26
                         -------------------------------------------------------

   1.10 Lessee's Share of Operating Expense Increase: 29  % as defined in
paragraph 4.2.                                        ----

2. Premises, Parking and Common Areas.

   2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

   2.2 Vehicle Parking: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use, without preference, 36 parking
                                                                    --
spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee, which shall be reasonable and non-discriminatory.

       2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

      2.2.2 The monthly parking rate per parking space will be $ -0- per month
                                                                ----
at the commencement of the term of this Lease, and is subject to change upon five (5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calender month.

   2.3 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

   2.4 Common Areas--Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to reasonably and non-discriminatorily modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

   2.5 Common Areas--Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

      (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

      (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

      (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

      (d) To add additional buildings and improvements to the Common Areas;

      (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

      (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3. Term.

   3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

   3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this lease, until possession of the Premises is tendered to Lessee as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's

[*] subject to Paragraph 50


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option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

           3.2.1 Possession Tendered -- Defined. Possession of the Premises shall be deemed tendered to Lessee upon mutual execution ("Tender of Possession").

           3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

     3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

     3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.   Rent.

     4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph
1.6 of the Basic Lease Provisions. without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph
1.8 of the Basic Lease Provisions, Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

           (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

           (b) "Base Year" is defined as the first twelve (12) months of occupancy.

           (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

           (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

                 (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                       (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                       (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

                 (ii)  Trash disposal, janitorial and security services;

                 (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

                 (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                 (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

                 (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

                 (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

                 (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal Income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

                 (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

           (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal Income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

           (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

           (g) Lessee's Share of Operating Expense Increase shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

     4.3   Rent Increase.

           4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1967=100), "All items," for the city nearest the location of the Building, herein referred to as "C.P.I.," since the date of this Lease.

           4.3.2 The monthly Base Rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.

           4.3.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or


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agency or shall be discontinued, then the index most nearly the same as the
C.P.I. shall be used to make such calculations. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the County in which the premises are located, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

     4.3.4 Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental instalments then due. Thereafter the rental shall be paid at the increased rate.

     4.3.5 At such time as the amount of any change in rental required by this Lease is known or determined. Lessor and Lessee shall execute an amendment to this Lease setting forth such change.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. Lessor shall not be required to keep said security deposit separate from its general accounts if Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within thirty (30) days following the expiration of the term hereof, and the date Lessee has vacated the premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. Use.

   6.1 Use. The premises shall be used and occupied for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use.

   6.2  Compliance with Law.

        (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance or applicable laws in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

        (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

   6.3  Condition of Premises.

        (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating systems, electrical systems, elevators and all building systems in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

        (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises. Common Areas or Office Building Project for the conduct of Lessee's business.

7.  Maintenance, Repairs, Alterations and Common Area Services.

    7.1 Lessor's Obligations. Lessor shall keep the Office Building Project including the Premises interior and exterior walls, roof and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

    7.2 Lessee's Obligations.

        (a) Notwithstanding lessor's obligation to keep the premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

        (b) On the last day of the term hereof, or on any sooner termination subject to all provisions of this Lease regarding the condition of the Premises, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

   7.3  Alterations and Additions.

        (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond involving improvements, additions or Utility Installations costing in excess or $100,000.00 in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part of all of the same.

        (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

        (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

        (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy.

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any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

        (e) All alterations improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

        (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

   7.4 Utility Additions. Lessors reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. Insurance; Indemnity.

   8.1 Liability Insurance--Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $1,000, 000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

   8.2 Liability Insurance--Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

   8.3 Property Insurance--Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

   8.4 Property Insurance--Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protected against all perils included within classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

   8.5 Insurance Policies. Lessee shall deliver to Lessor copied of liability insurance policies requires under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

   8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary, all property insurance policies required under this Lease shall be endorsed to so provide.

   8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim= in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

   8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the Person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of the Office Building Project.

   8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9. Damage or Destruction.

   9.1  Definitions.

        (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.
        (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.
        (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.
        (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.
        (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then replacement Cost of the Office Building Project Buildings.
        (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.
        (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damage area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other then those installed by Lessor at Lessee's expense.


1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS


                              PAGE 4 OF 10 PAGES

   9.2  Premises Damage; Premises Building Partial Damage.

        (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

        (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) to the extent such Premises Damage exceeds five percent (5%) of the Replacement Cost of the Building, give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

   9.3 Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within Thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

   9.4  Damage Near End of Term.

        (a) Subject to paragraph 9.4(b), if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises which exceeds five percent (5%) of the Replacement Cost of the Building Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

        (b) Notwithstanding paragraph 9.4(a), in the event Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

   9.5  Abatement of Rent; Lessee's Remedies.

        (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not useable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

        (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

        (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

   9.6 Termination--Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

   9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relates to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

   10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

   10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

   10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

   10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

   10.5 Personal Property Taxes.

        (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

        (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  Utilities

   11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, elevator and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

   11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

   11.3 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                              PAGE 5 OF 10 PAGES

    11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplement equipment and/or separate metering applicable to Lessee's excess usage or loading.

    11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair, or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12. Assignment and Subletting.

    12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold or delay, Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

    12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease under the terms of this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

    12.3 Terms and Conditions Applicable to Assignment and Subletting.

         (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

         (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

         (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

         (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such to such sublease and terms thereof.

         (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

         (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

         (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

         (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to and assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

    12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

         (a) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing, which shall not be unreasonably withheld or delayed.

         (b) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

         (c) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (d) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

    12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable cost and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants fees.

    12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or subleasee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater, as is necessary to satisfy Lessor's then current underwriting requirements for a subtenant or assignee or Lessor's internal requirements.

13. Default; Remedies.

    13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

         (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

         (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 39(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

         (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statues such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.



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         (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of the Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature if Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (e)(i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. (S)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days: (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

         (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

   13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

         (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

   13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

   13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10)days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area or the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after the receipt of notice of a taking by condemnation of any part of the Premises of the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damages to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Broker's Fee.

    (a) The brokers involved in this transaction are THE SEELEY COMPANY and CB
                                                     -------------------------
COMMERCIAL INC. as "listing broker" and THE KAUFMAN GROUP as "cooperating
---------------                         -----------------
broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ (per separate
                                                        ----------------
agreement), for brokerage services rendered by said broker(s) to Lessor in this transaction.

    (b) Lessor further agrees that (i) if Lessee exercises any Option, as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or (ii) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (iii) if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (v) if the Base Rent is increased, whether by agreement or operation of an escalation clause contained herein, then as to any of said transactions or rent increases, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease. Said fee shall be paid at the time such increased rental is determined.

    (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

    (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorney's fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16. Estoppel Certificate.

    (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date

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to which the rent and other charges are paid in advance, if any, and (ii)
acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

   (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

   (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30. Subordination.

   (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

   (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorneys' Fees.

    31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued in decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

    31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

    31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32. Lessor's Access.

    32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

    32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.


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    32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33.Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34.Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35.Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36.Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37.Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38.Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.Options

    39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

    39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.4 Effect of Default on Options.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

40.Security Measures--Lessor's Reservations.

    40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

    40.2 Lessor shall have the following rights:

         (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

         (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

         (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

         (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

    40.3 Lessee shall not:

         (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

         (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.Easements.

    41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

    41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42.Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.



(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                              PAGE 9 OF 10 PAGES

43.Authority. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44.Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45.No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46.Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47.Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48.Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

49.Attachments. Attached hereto are the following documents which constitute a part of this Lease:

         Addendum to Lease, paragraphs 50 through 56.




LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT,AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

              IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN
              PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR
              HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE
              OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.



                   LESSOR                                        LESSEE
SILVER GENESIS, INC., a California corporation    NET VANTAGE INC., a California corporation
-----------------------------------------------   -----------------------------------------------

By /s/ Eugene E. Elling                           By [SIGNATURE APPEARS HERE]
  ---------------------------------------------     ----------------------------------------------
  Eugene E. Elling

          Its  PRESIDENT                                      Its Vice President Finance & CFO
             ----------------------------------                  ---------------------------------

By [SIGNATURE APPEARS HERE]  HIS ATTORNEY IN FACT

By_____________________________________________   By______________________________________________

          Its__________________________________               Its_________________________________

Executed at____________________________________   Executed at  Santa Monica, CA
                                                             -------------------------------------

on_____________________________________________   on        4/12/96
                                                    ----------------------------------------------

Address________________________________________   Address_________________________________________


(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE-GROSS

                              PAGE 10 OF 10 PAGES

For these forms write or call the American Industrial Real Estate Association, 350 South Figueroa Street, Suite 275, Los Angeles, CA 90071, (213) 687-8777.

(C) 1984-By American Industrial Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                             STANDARD OFFICE LEASE

                                  FLOOR PLAN

      [LOGO OF AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION APPEARS HERE]






                                   EXHIBIT A



(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                           RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE

      [LOGO OF AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION APPEARS HERE]


Dated:______________________________

By and Between__________________________________________________________________


                                 GENERAL RULES

   1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

   2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

   3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

   4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

   5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

   6. Lessee shall not alter any lock or install new or additional locks or bolts.

   7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

   8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

   9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

  10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

  11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

  12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of _____ P.M. and _____ A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

  13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

  14. No window coverings, shades or awnings shall be installed or used by Lessee.

  15. No Lessee, employee or invitee shall go upon the roof of the Building.

  16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

  17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

  18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

  19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

  20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

  21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

  22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

  23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                 PARKING RULES

   1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

   2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

   3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

   4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

   5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

   6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

   7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

   8. Validation, if established, will be permissable only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

   9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

  10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

  11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

  12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.


                                                Initials: [INITIALS APPEAR HERE]
                                                          ----------------------
                                                          [INITIALS APPEAR HERE]
                                                          ----------------------
(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                                   EXHIBIT B

                               PAGE 1 OF 1 PAGES

                     WORK LETTER TO STANDARD OFFICE LEASE

Dated:
      -----------------------------

By and between:
               -----------------------------------------------------------------

The Premises shall be constructed in accordance with Lessor's Standard improvements, as follows:

1.  Partitions





2.  Wall Surfaces





3.  Draperies





4.  Carpeting





5.  Doors





6.  Electrical and Telephone Outlets





7.  Ceiling





8.  Lighting





9.  Heating and Air Conditioning Ducts





10. Sound Proofing





11. Plumbing






                                                Initials: [INITIALS APPEAR HERE]
                                                         -----------------------
                                                          [INITIALS APPEAR HERE]
                                                         -----------------------
(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                                   EXHIBIT C

                               PAGE 1 OF 2 PAGES

12. Entrance Doors



13. Completion of Improvements

    Lessor shall construct and complete improvements to the Premises in accordance with the plans and specifications prepared by_______________________

_____________________________________________, dated__________________________,

consisting of sheets________________________.(the "Improvements")

14. Preparation of Plans and Specifications

    Within______days after the date of this Lease Lessor shall prepare at its cost and deliver to Lessee for its approval______copies of preliminary plans and specifications for the completion of the Improvements, which plans and specifications shall itemize the work to be done by each party, including a cost estimate of any work required of Lessor in excess of Lessor's Standard Improvements. Lessee shall approve said preliminary plans and specifications and preliminary cost estimate or specify with particularity its objection thereto within______days following receipt thereof. Failure to so approve or disapprove within said period of time shall constitute approval thereof. If Lessee shall reject said preliminary plans and specifications either partially or totally, and they cannot in good faith be modified within ten (10) days after such rejection to be acceptable to Lessor and Lessee, this Lease shall terminate and neither party shall thereafter be obligated to the other party for any reason whatsoever having to do with this Lease, except that Lessee shall be refunded any security deposit or prepaid rent. The plans and specifications, when approved by Lessee, shall supersede any prior agreement concerning the Improvements.

15. Construction

    If Lessor's cost of constructing the Improvements to the Premises exceeds the cost of Lessor's Standard Improvements, Lessee shall pay to Lessor in cash before the commencement of such construction a sum equal to such excess.

    If the final plans and specifications are approved by Lessor and Lessee, and Lessee pays Lessor for such excess, then Lessor shall, at its sole cost and expense, construct the Improvements in accordance with said approved final plans and specifications and all applicable rules, regulations, laws or ordinances.

16. Completion.

    16.1 Lessor shall obtain a building permit to construct the Improvements as soon as possible.

    16.2 Lessor shall complete the construction of the Improvements as soon as reasonably possible after the obtaining of necessary building permits.

    16.3 The term "Completion," as used in this Work Letter, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of the Improvements and authorized a final release of restrictions on the use of public utilities in connection therewith and the same are in a broom-clean condition.

    16.4 Lessor shall use its best efforts to achieve Completion of the Improvements on or before the Commencement Date set forth in paragraph 1.5 of the Basic Lease Provisions or within one hundred eighty (180) days after Lessor obtains the building permit from the applicable building department, whichever is later.

    16.5 In the event that the Improvements or any portion thereof have not reached Completion by the Commencement Date, this Lease shall not be invalid, but rather Lessor shall complete the same as soon thereafter as is possible and Lessor shall not be liable to Lessee for damages in any respect whatsoever.

    16.6 If Lessor shall be delayed at any time in the progress of the construction of the Improvements or any portion thereof by extra work, changes in construction ordered by Lessee, or by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions, governmental procedures or delay, or by any other cause beyond Lessor's control, then the Commencement Date established in paragraph 1.5 of the Lease shall be extended by the period of such delay.

17. Term

    Upon Completion of the Improvements as defined in paragraph 16.3, above, Lessor and Lessee shall execute an amendment to the Lease setting forth the date of Tender of Possession as defined in paragraph 3.2.1 of the Lease or of actual taking of possession, whichever first occurs, as the Commencement Date of this Lease.

18. Work Done By Lessee

    Any work done by Lessee shall be done only with Lessor's prior written consent and in conformity with a valid building permit and all applicable rules, regulations, laws and ordinances, and be done in a good and workmanlike manner with good and sufficient materials. All work shall be done only with union labor and only by contractors approved by Lessor, it being understood that all plumbing, mechanical, electrical wiring and ceiling work are to be done only by contractors designated by Lessor.

19. Taking of Possession of Premises

    Lessor shall notify Lessee of the Estimated Completion Date at least ten
(10) days before said date. Lessee shall thereafter have the right to enter the Premises to commence construction of any Improvements. Lessee is to construct and to equip and fixturize the Premises, as long as such entry does not interfere with Lessor's work. Lessee shall take possession of the Premises upon the tender thereof as provided in paragraph 3.2.1 of the Lease to which this Work Letter is attached. Any entry by Lessee of the Premises under this paragraph shall be under all of the terms and provisions of the Lease to which this Work Letter is attached.

20. Acceptance of Premises

    Lessee shall notify Lessor in writing of any items that Lessee deems incomplete or incorrect in order for the Premises to be acceptable to Lessee within ten (10) days following Tender of Possession as set forth in paragraph
3.2.1 of the Lease to which this Work Letter is attached. Lessee shall be deemed to have accepted the Premises and approved construction if Lessee does not deliver such a list to Lessor within said number of days.

                                                Initials: [INITIALS APPEAR HERE]
                                                          ----------------------
                                                          [INITIALS APPEAR HERE]
                                                          ----------------------

(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE-GROSS

                                   EXHIBIT C

                               PAGE 2 OF 2 PAGES

                   ADDENDUM TO STANDARD OFFICE LEASE - GROSS

                 By and Between SILVER GENESIS, INC. (Lessor)
                       and NET VANTAGE INC. (Lessee) for

                           201 Continental Boulevard
                         EL Segundo, California 90245

                             Dated April 10, 1996

4.2 Base Year Operating Expense. The Base Year Operating Expense shall be adjusted to compensate for vacancies in the Building during the Base Year so that Operating Expenses shall be based on a 90% occupied building.

4.2  Audit.  The following is hereby added as Section 4.2(h):

"Lessee shall have the right to audit, at Lessee's expense, Operating Expenses for the Base Year and each Comparison Year within the twelve (12) month period following the calculation of any Operating expense Increase and shall provide Lessor with the results of such audit. In the event Lessee has overpaid Operating Expenses, Lessor shall refund the amount of the overpayment within thirty (30) days. In the event Lessee has underpaid Operating Expenses, Lessee shall pay the amount of the underpayment within thirty (30) days."

6.2 Environmental. Lessor warrants that the Building does not contain any Hazardous Substances, as herein defined, in a condition or in amounts which exceed legally permissible limits effective as of the date possession is delivered to Lessee.

6.2 Compliance with Law. Notwithstanding Section 6.2(b) of the Lease, Lessee shall not be required to make structural changes to the Premises or the Building Systems, unless such changes are related to Lessee's particular use of the Premises or improvements constructed by Lessee.

7.2  Lessee's Obligations. Section 6.3(b) is hereby supplemented as follows:

         "Lessee shall have no responsibility to perform or construct any repair, maintenance or improvement (i) necessitated by the acts or omissions of Lessor or any other occupant of the Building, or their respective agents, employees or contractors, (ii) occasioned by a casualty not caused or contributed to by Lessee, (iii) required as a consequence of any violation of Law in the Premises or the Building as of the date possession is delivered to Lessee, (iv) for which Lessor has a right or reimbursement from third parties, (v) which would be treated as a capital expenditure under generally accepted accounting principals and are unrelated to Lessee's particular use of the Premises or improvements constructed by Lessee."

7.3 Alterations and Additions. Section 7.3(a) is hereby supplemented as follows:

         "Notwithstanding the foregoing, Lessee shall have the right to make non-structural modifications up to a maximum cost of FIFTEEN THOUSAND DOLLARS ($15,000.00) without Lessor's consent. Lessee shall, however, in connection with such improvements provide the notice set forth in Section 7.3(b) in order for Lessor to post a notice of non-responsibility."

8.10 Indemnity by Lessor. Notwithstanding anything herein to the contrary, Lessor shall indemnify and hold harmless Lessee and its agents from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessee as a result of the active negligence or willful misconduct of Lessor or Lessor's failure to perform its obligations hereunder.

12.1 Lessor's Consent Required. Lessor shall provide its written consent, or its disapproval of such transfer, within five (5) business days following receipt of a written request for approval, together with information reasonably requested by Lessor concerning such proposed sublessee or assignee, including financial information reasonably requested. In the event Lessee is a publicly traded company, the transfer of its stock on any exchange or national market system shall not be deemed a Transfer under this Section 12.1. The provisions of this Section 12.1 shall not prohibit Lessee from entering into licenses with customers or agents of customers of Lessee which require space for the purpose of testing or inspecting products produced by Lessee, provided such license is temporal in nature and does not constitute a grant of exclusive space within the Premises by Lessee.

32. Lessor's Access. Lessor and Lessor's agents shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises, except in the event of an emergency which shall require no notice. Such entry by Lessor and Lessor's agents shall not impair Lessee's obligations more than reasonably necessary. During any such entry, except emergency entries, Lessor and Lessor's agents shall at all times be accompanied by Lessee or Lessee's agent. In the event of an emergency entry, Lessor shall use reasonable efforts to be accompanied by a representative of Lessee.

49. Final Calculation of Rentable Square Footage. The Premises, as defined in Paragraph 1.2 and the calculation of rent (Paragraph 1.6), security deposits (Paragraph 1.9) and Lessee's share of operating expenses (Paragraph 1.10) shall be computed upon $1.06 per rentable square foot pursuant to the final approved space plan. Rentable square footage shall be computed based upon the usable square feet multiplied by 1.15% (15% load factor). The vehicle parking spaces allocated to Lessee pursuant to Paragraph 2.2 shall be based upon 1,000 square feet of usable area. In the event a discrepancy is determined regarding the square footage of the Premises, the foregoing amounts may be adjusted, provided that in the event shall either party be entitled to any retroactive adjustment whether for operating expenses, rent or parking.

50. Right of First Notice of Lease. In the event that space on the second floor becomes available for lease during the term of Lessee's Lease, Lessor shall notify Lessee of the availability of such space. Lessee shall have ten (10) working days to provide Lessor with written notice of its desire to negotiate a lease for the available space. In the event Lessee provides Lessor with written notice of its desire to negotiate a lease for such space, Lessor and Lessee shall negotiate in good faith the terms of the lease for the available space for the thirty (30) day period following receipt of Lessee's election to negotiate. In no event shall this right of first notice provide Lessee with an option to lease such other space or a right of first refusal. Lessor shall have the right to market such expansion space, despite Lessee's election, but shall negotiate in good faith with Lessee concerning a lease for such expansion space. Upon written notice by Lessor to Lessee of the date of availability of the proposed space, Lessee shall have ten (10) working days to enter a thirty
      (30) day period of "good faith" negotiations.

51. Option to Renew Lease. Lessee is given the option to extend the term on all the provisions contained in this lease, except for minimum monthly rent, for a five (5) year period ("Extended Term") following expiration of the initial term, by giving notice of exercise of the option ("Option Notice") to Lessor at least six (6) months, but not more than one (1) year before the expiration of the term. Provided that, if Lessee is in default on the date of giving the Option Notice, the Option Notice shall be totally ineffective, or if Lessee is in default on the date the Extended Term is to commence, the Extended Term shall not commence and this lease shall expire at the end of the initial term.

     The parties shall have thirty (30) days after Lessor receives the Option Notice in which to agree on Base Rent during the Extended Term. If the parties agree on the Base Rent for the Extended Term during that period, they shall immediately execute an amendment to this lease stating the Base Rent.

     If the parties are unable to agree on the Base Rent for the Extended Term within that period, then within ten (10) days after the expiration of that period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least 5 years' full-time commercial appraisal experience in the area in which the premises are located to appraise and set the Base Rent for the Extended Term based upon ninety-five percent (95%) of the fair market rental for the Premises based upon the prevailing market rates for similar space in similar buildings. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Base Rent for the Extended Term. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the Base Rent for the Extended Term. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two appraisers are given to set the Base Rent. If they are unable to agree on the third appraiser, either of the parties to this lease by giving ten (10) days' notice to the other party can file a petition with the American Arbitration Association solely for the purpose of selecting a third appraiser who meets the qualifications stated in this paragraph. Each party shall bear half the cost of the American Arbitration Association appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

     Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Base Rent for the Extended Term. If a majority of the appraisers are unable to set the Base Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the Base Rent for the premises during the Extended Term. If, however, the low appraisal and/or the high appraisal are more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two; the resulting quotient shall be the Base Rent for the premises during the Extended Term. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the Base Rent for the premises during the Extended Term.

     After the Base Rent for the Extended Term has been set, the appraisers shall immediately notify the parties.

     Lessee shall have no other right to extend the term beyond the Extended
     Term.

52. Increases in Property Taxes During the First Three (3) Years of the Lease Term. During the first three (3) years of the initial lease term, Lessee shall not be responsible for any increases in property taxes resulting from the reassessment of the property caused by a sale of the property by Lessor ("Proposition 13").

53. Signage. Lessee shall have the right to install its sign on one (1) position of the shared monument sign at the parking lot entrance to the property. All signage is subject to City of El Segundo approval.

54. Microwave Dish. Lessee may install a microwave dish on the roof of the Premises subject to Lessor's reasonable approval and in a location of Lessor's reasonable discretion.

55. Non-Disturbance Agreements. Lessor shall use commercially reasonable efforts to obtain promptly following the execution of the Lease, non-disturbance, subordination and attornment agreements from Lessor's lender in a form reasonably satisfactory to Lessor's lender, Lessor and Lessee. Lessor and Lessee shall use reasonable and diligent efforts to satisfy the foregoing obligation.

56. Early Possession of Lessee's Construction Work. Lessor shall grant Lessee early possession of the Premises upon mutual execution of this Lease in its existing condition. During this period up to the commencement date of the Lease (February 1, 1997), all terms of this Lease shall be in effect with the exception of the payment of Base Rent. Irrespective of Lessee's occupancy, the payment of Base Rent and the calculation of the initial term shall begin February 1, 1997. Lessee acknowledges that Lessor is completing a refurbishment of the Building simultaneously with Lessee's completing its improvements. Lessee shall complete the improvements to the Premises in conformance with the Floor Plan attached to the Lease as Exhibit "A".
                                                              -----------
     Lessor and Lessee shall use reasonable and diligent efforts to promptly complete their respective improvements. All such improvements shall be substantially completed on or before November 1, 1996.

Lessor                                       Lessee

SILVER GENESIS, INC.,                        NET VANTAGE INC.,
a California corporation                     a California corporation

By: [SIGNATURE APPEARS HERE]                 By: [SIGNATURE APPEARS HERE]
   -------------------------                    -------------------------

Date:   4/12    , 1996                       Date:   4/12    , 1996
     -----------                                  -----------

by [SIGNATURE APPEARS HERE]
   HIS ATTORNEY-IN-FACT

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE ("Amendment") is made and entered as of the 1st day of November, 1996 by and between SILVER GENESIS, INC. ("Lessor") and NET VANTAGE INC. ("Lessee").

                                R E C I T A L S
                                - - - - - - - -


     A. Lessor and Lessee entered into that certain Standard Office Lease - Gross (the "Lease") dated May 1, 1996, regarding a portion of that certain real property located at 201 Continental Boulevard, El Segundo, California 90245, more particularly described therein. All capitalized terms, unless specifically defined herein, shall have the same meaning as set forth in the Lease.

     B. Lessor and Lessee desire to amend the Lease upon the terms and conditions contained herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Term.  This Amendment shall be effective as of the date of this
          ----
Amendment (the "Effective Date") and shall terminate on October 31, 1997 (the "Expiration Date"). Following the Effective Date, all provisions of the Lease shall refer to the Premises as revised hereunder until the Expiration Date.

     2.   Addition to Premises.  The description of the Premises is hereby
          --------------------
amended to include the basement within the Building in addition to the existing Premises until the Expiration Date.

     3.   Basement Rent.  Lessee shall pay Lessor the sum of TWO THOUSAND
          -------------
EIGHTY-SEVEN DOLLARS ($2,087.00) per month on the first day of each month, commencing on the Effective Date until this Amendment expires under Section 1 above.

     4.   Lessee's Share.  The addition of the additional space shall not affect
          --------------                                              ---
the calculation of Lessee's Share under Section 4.2.

     5.   Effect of Amendment.  Except as specifically set forth herein, the
          -------------------
Lease shall continue in full force and effect as previously written.

Lessor                                  Lessee

SILVER GENESIS, INC.,                   NET VANTAGE INC.,
a California corporation                a California corporation

By: [SIGNATURE APPEARS HERE]            By: [SIGNATURE APPEARS HERE]
   -------------------------               -------------------------
                                           Vice President
Date: December 19, 1996                 Date: December 19, 1996
               --                                      --

                         STANDARD OFFICE LEASE--GROSS

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                              [LOGO APPEARS HERE]

1. Basic Lease Provisions ("Basic Lease Provisions")

   1.1  Parties: This Lease, dated, for reference purposes only, May 1,
1996, is made by and between    SILVER GENESIS INC., a California corporation  ,
                            ----------------------------------------------------
(herein called "Lessor") and      NET VANTAGE INC., a California corporation   ,
                            ----------------------------------------------------
doing business under the name of        Same            (herein called
                                ------------------------
"Lessee").
   1.2  Premises: Suite Number(s) 200 200B   second floors, consisting of
                                 -------------------
approximately 4,021  RSP*        feet, more or less, as defined in paragraph 2
             --------------------
and as shown on Exhibit "A" hereto (the "Premises").
   1.2 Premises. The Premises shall consist of the remaining portions of the second floor other than as leased under that certain Standard Office Lease-- Gross dated April 10, 1996 by and between Lessor and Lessee (the "Primary Lease").
   1.3  Building: Commonly described as being located at  201 Continental
                                                          ----------------------
Boulevard in the City of    El Segundo
---------               --------------------------------------------------------
County of      Los Angeles
         -----------------------------------------------------------------------
State of    California         as more particularly described in Exhibit
        -----------------------                                         --------
hereto, and as defined in paragraph 2.

   1.4: Use:     General office use and computer/electronics dry laboratories
            --------------------------------------------------------------------
                                                       , subject to paragraph 6.
-------------------------------------------------------
   1.5  Term:  Sixty (60) months  commencing  May 1, 1996  ("Commencement Date")
             ---------------------          ---------------
and ending       January 31, 2002                   , as defined in paragraph 3.
          ------------------------------------------
   1.6  Base Rent:  $ 4,262.26            per month, payable on the     day of
                  ------------------------                         -----
each month, per paragraph 4.1   Rent shall be calculated based upon $1.06 per
                                ---------------------------------------------
rentable square foot.
        Base Rent. Base rent for the months of February, March, April and May 1997 shall be abated.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   1.7  Base Rent Increase: On      (None)            the monthly Base Rent
                              ------------------------
payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

   1.8  Rent Paid Upon Execution:
                                 -----------------------------------------------
for
   -----------------------------------------------------------------------------

   1.9  Security Deposit:       $4,262.26
                         -------------------------------------------------------
   1.10 Lessee's share of Operating Expense Increase: 8.34 % as defined in
                                                     ------
paragraph 4.2.

2. Premises, Parking and Common Areas.

   2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

   2.2 Vehicle Parking: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use, without preference, 12 parking
                                                                   ------
spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee. 1.2 Premises. The Premises shall consist of the remaining portions of the second floor other than as leased under that certain Standard Office Lease--Gross dated April 10, 1996 by and between Lessor and Lessee (the "Primary Lease").


        2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.2.2 The monthly parking rate per parking space will be $   -0-   per
                                                                  ---------
month at the commencement of the term of this Lease, and is subject to change upon five (5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

   2.3 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other leasees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

   2.4 Common Areas--Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to reasonably and non-discriminatorily modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

   2.5 Common Areas--Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

        (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

        (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

        (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

        (d) To add additional buildings and improvements to the Common Areas;

        (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building project, or any portion thereof;

        (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3. Term.

   3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

   3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee. Lessee may, at Lessee's

[*]  subject to Paragraph 50


c  1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                              PAGE 1 of 10 PAGES
option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses-Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period. Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

      3.2.1 Possession Tendered-Defined. Possession of the Premises shall be deemed tendered to Lessee upon mutual execution("Tender of Possession")

      3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts of omissions of Lessee, Lessee's agents, employees and contractors.

   3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

   3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4. Rent.

   4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

   4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

       (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

       (b) "Base Year" is defined as the first twelve (12) months of occupancy.

       (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

       (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

            (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

               (aa) The Common Areas, including their surfaces, covering, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

               (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance repair.

            (ii)   Trash disposal, janitorial and security services;

            (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

            (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

            (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

            (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

            (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

            (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal Income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

            (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

       (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

       (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

       (g) Lessee's Share of Operating Expense Increase shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

   4.3 Rent Increase.

       4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers. (1967=100), "All Items," for the city nearest the location of the Building, herein referred to as "C.P.I.", since the date of this Lease.

       4.3.2 The monthly Base Rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date of the rent adjustment.




(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE-GROSS

                              PAGE 2 OF 10 PAGES

         4.3.5 At such time as the amount of any change in rental required by this Lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within thirty (30) days following the expiration of the term hereof, and the date Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  Use.

    6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use.

    6.2  Compliance with Law.

         (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance or applicable laws in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

         (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

    6.3  Condition of Premises.

         (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system, electrical systems, elevators and all building systems in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

         (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.  Maintenance, Repairs, Alterations and Common Area Services.

    7.1 Lessor's Obligations. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5 there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

    7.2  Lessee's Obligations.

         (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

         (b) On the last day of the term hereof, or on any sooner termination, subject to all provisions of this Lease regarding the condition of the Premises, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

    7.3  Alterations and Additions.

         (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee sole cost and expense, a lien and completion bond involving improvements, additions or Utility Installations costing in excess of $100,000.00. In calculating the foregoing amount, amounts incurred under the Primary Lease shall be aggregated with amounts incurred hereunder. In addition, for purposes of the Primary Lease, costs incurred hereunder shall be aggregated with the costs incurred under the Primary Leases in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

         (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

         (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy


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any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

         (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

         (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

    7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  Insurance: Indemnity.

    8.1 Liability Insurance--Lessee. Lessee shall at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

    8.2 Liability Insurance--Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

    8.3 Property Insurance--Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage, endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

    8.4 Property Insurance--Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

    8.5 Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

    8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

    8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation or Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

    8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire steam, electricity, gas, water or rain, or from the breakage leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures, or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

    8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this lease.

9.  Damage or Destruction.

    9.1  Definitions.

         (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

         (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

         (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

         (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

         (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

         (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

         (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.


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    9.2  Premises Damage; Premises Building Partial Damage.

         (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

         (b) Uninsured Loss; Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) to the extent such Premises Damage exceeds five percent (5%) of the Replacement Cost of the Building give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

    9.3 Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraph 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classification of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

    9.4  Damage Near End of Term.

         (a) Subject to paragraph 9.4(b), if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises which exceeds five percent (5%) of the Replacement Cost of the Building Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

         (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired. Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

    9.5  Abatement of Rent; Lessee's Remedies.

         (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, or such repair or restoration. In such event this lease shall terminate as of the date of such notice.

         (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

    9.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

    9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

    10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

    10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

    10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

    10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.5 Personal Property Taxes.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

         (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities.

    11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, elevator, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

    11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

    11.3 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

                                                Initials: [INITIALS APPEAR HERE]
                                                          ----------------------
                                                          [INITIALS APPEAR HERE]
                                                          ----------------------

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     11.4  Excess Usage by Lessee.  Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12.  Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold or delay, Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall included the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3  Terms and conditions Applicable to Assignment and Subletting.

           (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense increase, and to perform all other obligations to be performed by Lessee hereunder.

           (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

           (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

           (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

           (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee.
However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

           (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

           (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

           (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

     12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

           (a) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing, which shall not be unreasonably withheld or delayed.

           (b) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

           (c) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

           (d) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

     12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater, as is necessary to satisfy Lessor's then current underwriting requirements for a subtenant or assignee or Lessor's internal requirements.

13.  Default; Remedies.

     13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

           (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

           (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a),(b) or (d)(alterations), 12.1(assignment or subletting), 13.1(a)(vacation or abandonment), 13.1(e)(insolvency), 13.1(f) (false statement), 16(a)(estoppel certificate), 30(b)(subordination), 33(auctions), or 41.1(easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

           (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                                                Initials: [INITIALS APPEAR HERE]
                                                          ----------------------
                                                          [INITIALS APPEAR HERE]
                                                          ----------------------

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     (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

     (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. (Section)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provison of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

     (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

   13.1 Default.

        (g)  A default under the Primary Lease.

   In addition, the Primary Lease is hereby amended to provide that a default hereunder shall be a default under the Primary Lease.

   13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

        (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

         (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not lessee shall have vacated or abandoned the Premises, in such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy new or hereafter available to Lessor under the laws or judicial decision of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

   13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

   13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to , processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof, Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority, Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Broker's Fee.

    (a) The brokers involved in this transaction are THE SEELEY COMPANY and CB
                                                     -------------------------
COMMERCIAL INC. as "listing broker" and THE KAUFMAN GROUP as "cooperating
---------------                         ----------------
broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ (per separate
                                                        ----------------
agreement) , for brokerage services rendered by said broker(s) to Lessor in this
-----------
transaction.

    (b) Lessor further agrees that (i) if Lessee exercises any Option, as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or (ii) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (iii) if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (v) if the Base Rent is increased, whether by agreement or operation of an escalation clause contained herein, then as to any of said transactions or rent increases, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease. Said fee shall be paid at the time such increased rental is determined.

    (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

    (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16. Estoppel Certificate.

    (a) Each party (as "responding party") shall at any time upon not less than ten (10) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date


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

to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

  (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

  (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17.Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18.Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19.Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21.Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22.Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23.Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24.Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25.Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26.Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27.Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29.Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.Subordination.
   (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof, Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

   (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.Attorneys' Fees.

   31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

   31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

   31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32.Lessor's Access.

   32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises, Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

   32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.



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   32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. Options.

    39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

    39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.4 Effect of Default on Options.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

40. Security Measures--Lessor's Reservations.

    40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

    40.2 Lessor shall have the following rights:

         (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

         (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

         (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

         (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

    40.3 Lessee shall not:

         (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

         (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. Easements.

    41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

    41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.


(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                              PAGE 9 OF 10 PAGES


                                                          [INITIALS APPEAR HERE]
                                                          ----------------------
                                                          [INITIALS APPEAR HERE]
                                                          ----------------------

43. Authority. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

49. Attachments. Attached hereto are the following documents which constitute a part of this Lease:

          Addendum to Lease, paragraphs 50 through 56.






LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

                   LESSOR                                                   LESSEE
SILVER GENESIS, INC., a California corporation              NET VANTAGE INC., a Delaware corporation
----------------------------------------------              ----------------------------------------

By /s/ Eugene E. Elling                                     By [SIGNATURE APPEARS HERE]
  --------------------------------                             --------------------------
    Eugene E. Elling

       Its     President                                           Its    Vice President
          ------------------------                                    -------------------------


By                                                          By
  --------------------------------                            --------------------------

       Its                                                         Its
          ------------------------                                    ------------------

Executed at LOS ANGELES, CA                                 Executed at
           -----------------------                                     -----------------

on 6/8/96                                                   on
  --------------------------------                            --------------------------

Address                                         Address
       ---------------------------                     ---------------------

(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                              PAGE 10 OF 10 PAGES

For these forms write or call the American Industrial Real Estate Association, 350 South Figueroa Street, Suite 275, Los Angeles, CA 90071, (213) 687-8777

(C) 1984 - American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                             STANDARD OFFICE LEASE

                                  FLOOR PLAN

      [LOGO OF AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION APPEARS HERE]




                                   EXHIBIT A



(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                           RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE

      [LOGO OF AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION APPEARS HERE]

Dated:____________________________

By and Between__________________________________________________________________

                                 GENERAL RULES

    1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

    2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

    3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

    4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

    5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

    6. Lessee shall not alter any lock or install new or additional locks or bolts.

    7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

    8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

    9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

   10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

   11. Lessee shall not employ any service or contractor for services or work performed in the Building, except as approved by Lessor.

   12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of ____ P.M. and ____ A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

   13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

   14. No window coverings, shades or awnings shall be installed or used by Lessee.

   15. No Lessee, employee or invitee shall go upon the roof of the Building.

   16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

   17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

   18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

   19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

   20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable government agency.

   21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

   22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

   23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                 PARKING RULES

    1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversize Vehicles."

    2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

    3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

    4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

    5. Lessor reserves the right to relocate all or part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

    6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

    7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

    8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

    9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

   10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

   11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

   12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                                Initials: [INITIALS APPEAR HERE]
                                                          ----------------------
                                                          [INITIALS APPEAR HERE]
                                                          ----------------------


(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                                   EXHIBIT B

                               PAGE 1 OF 1 PAGES

                     WORK LETTER TO STANDARD OFFICE LEASE

Dated:____________________________

By and between:_________________________________________________________________

The Premises shall be constructed in accordance with Lessor's Standard Improvements, as follows:

1.  Partitions


2.  Wall Surfaces


3.  Draperies


4.  Carpeting


5.  Doors


6.  Electrical and Telephone Outlets


7.  Ceiling


8.  Lighting


9.  Heating and Air Conditioning Ducts


10. Sound Proofing


11. Plumbing



1984 American Industrial Real Estate Association

                             FULL SERVICE - GROSS

                                   EXHIBIT C

                               PAGE 1 OF 2 PAGES

12. Entrance Doors






13. Completion of Improvements

    Lessor shall construct and complete improvements to the Premises in accordance with the plans and specifications prepared by _______________________ ___________________________________________, dated _____________________________
consisting of sheets ________________________ (the "Improvements")

14. Preparation of Plans and Specifications

    Within _____________ days after the date of this Lease Lessor shall prepare at its cost and deliver to Lessee for its approval __________ copies of preliminary plans and specifications for the completion of the Improvements, which plans and specifications shall itemize the work to be done by each party, including a cost estimate of any work required of Lessor in excess of Lessor's Standard Improvements. Lessee shall approve said preliminary plans and specifications and preliminary cost estimate or specify with particularity its objection thereto within ___________ days following receipt thereof. Failure to so approve or disapprove within said period of time shall constitute approval thereof. If Lessee shall reject said preliminary plans and specifications either partially or totally, and they cannot in good faith be modified within ten (10) days after such rejection to be acceptable to Lessor and Lessee, this Lease shall terminate and neither party shall thereafter be obligated to the other party for any reason whatsoever having to do with this Lease, except that Lessee shall be refunded any security deposit or prepaid rent. The plans and specifications, when approved by Lessee, shall supersede any prior agreement concerning the Improvements.

15. Construction

    If Lessor's cost of constructing the Improvements to the Premises exceeds the cost of Lessor's Standard Improvements, Lessee shall pay to Lessor in cash before the commencement of such construction a sum equal to such excess.

    If the final plans and specifications are approved by Lessor and Lessee, and Lessee pays Lessor for such excess, then Lessor shall, at its sole cost and expense, construct the Improvements in accordance with said approved final plans and specifications and all applicable rules, regulations, laws or ordinances.

16. Completion.

    16.1 Lessor shall obtain a building permit to construct the Improvements as soon as possible.

    16.2 Lessor shall complete the construction of the Improvements as soon as reasonably possible after the obtaining of necessary building permits.

    16.3 The term "Completion," as used in this Work Letter, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of the Improvements and authorized a final release of restrictions on the use of public utilities in connection therewith and the same are in a broom-clean condition.

    16.4 Lessor shall use its best efforts to achieve Completion of the Improvements on or before the Commencement Date set forth in paragraph 1.5 of the Basic Lease Provisions or within one hundred eighty (180) days after Lessor obtains the building permit from the applicable building department, whichever is later.

    16.5 In the event that the Improvements or any portion thereof have not reached Completion by the Commencement Date, this Lease shall not be invalid, but rather Lessor shall complete the same as soon thereafter as is possible and Lessor shall not be liable to Lessee for damages in any respect whatsoever.

    16.6 If Lessor shall be delayed at any time in the progress of the construction of the Improvements or any portion thereof by extra work, changes in construction ordered by Lessee, or by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions, governmental procedures or delay, or by any other cause beyond Lessor's control, then the Commencement Date established in paragraph 1.5 of the Lease shall be extended by the period of such delay.

17. Term

    Upon Completion of the Improvements as defined in paragraph 16.3, above, Lessor and Lessee shall execute an amendment to the Lease setting forth the date of Tender of Possession as defined in paragraph 3.2.1 of the Lease or of actual taking of possession, whichever first occurs, as the Commencement Date of this Lease.

18. Work Done by Lessee

    Any work done by Lessee shall be done only with Lessor's prior written consent and in conformity with a valid building permit and all applicable rules, regulations, laws and ordinances, and be done in a good and workmanlike manner with good and sufficient materials. All work shall be done only with union labor and only by contractors approved by Lessor, it being understood that all plumbing, mechanical, electrical wiring and ceiling work are to be done only by contractors designated by Lessor.

19. Taking of Possession of Premises

    Lessor shall notify Lessee of the Estimated Completion Date at least ten
(10) days before said date. Lessee shall thereafter have the right to enter the Premises to commence construction of any Improvements Lessee is to construct and to equip and fixturize the Premises, as long as such entry does not interfere with Lessor's work. Lessee shall take possession of the Premises upon the tender thereof as provided in paragraph 3.2.1 of the Lease to which this Work Letter is attached. Any entry by Lessee of the Premises under this paragraph shall be under all of the terms and provisions of the Lease to which this Work Letter is attached.

20. Acceptance of Premises.

    Lessee shall notify Lessor in writing of any items that Lessee deems incomplete or incorrect in order for the Premises to be acceptable to Lessee within ten (10) days following Tender of Possession as set forth in paragraph
3.2.1 of the Lease to which this Work Letter is attached. Lessee shall be deemed to have accepted the Premises and approved construction if Lessee does not deliver such a list to Lessor within said number of days.










(C) 1984 American Industrial Real Estate Association

                              FULL SERVICE--GROSS

                                   EXHIBIT C

                               PAGE 2 OF 2 PAGES

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing ?????????????????????????????????????????????????????????????????????????

                  ADDENDUM TO STANDARD OFFICE LEASE -- GROSS

                 By and Between SILVER GENESIS, INC. (Lessor)
                       and NET VANTAGE INC. (Lessee) for

                           201 Continental Boulevard
                         El Segundo, California 90245

                             Dated April 10, 1996

     4.2 Base Year Operating Expense. The Base Year Operating Expense shall be adjusted to compensate for vacancies in the Building during the Base Year so that Operating Expenses shall be based on a 90% occupied building.

     4.2  Audit.  The following is hereby added as Section 4.2(h):

          "Lessee shall have the right to audit, at Lessee's expense, Operating Expenses for the Base Year and each Comparison Year within the twelve (12) month period following the calculation of any Operating expense Increase and shall provide Lessor with the results of such audit. In the event Lessee has overpaid Operating Expenses, Lessor shall refund the amount of the overpayment within thirty (30) days. In the event Lessee has underpaid Operating Expenses, Lessee shall pay the amount of the underpayment within thirty (30) days."

     6.2(b) Compliance with Law. Notwithstanding Section 6.2(b) of the Lease, Lessee shall not be required to make structural changes to the Premises or the Building Systems, unless such changes are related to Lessee's particular use of the Premises or improvements constructed by Lessee.

     6.2(c) Environmental. Lessor warrants that the Building does not contain any Hazardous Substances, as herein defined, in a condition or in amounts which exceed legally permissible limits effective as of the date possession is delivered to Lessee.

     7.2 Lessee's Obligations. Section 6.3(b) is hereby supplemented as follows:

         "Lessee shall have no responsibility to perform or construct any repair, maintenance or improvement (i) necessitated by the acts or omissions of Lessor or any other occupant of the Building, or their respective agents, employees or contractors, (ii) occasioned by a casualty not caused or contributed to by Lessee, (iii) required as a consequence of any violation of Law in the Premises or the Building as of the date of possession is delivered to Lessee, (iv) for which Lessor has a right of reimbursement from third parties, (v) which would be treated as a capital expenditure under a generally accepted accounting principles and are unrelated to Lessee's particular use of the Premises or improvements constructed by Lessee."

     7.3 Alterations and Additions. Section 7.3(a) is hereby supplemented as follows:

          "Notwithstanding the foregoing, Lessee shall have the right to make non-structural modifications up to a maximum cost of FIFTEEN THOUSAND DOLLARS ($15,000.00) without Lessor's consent. Lessee shall, however, in connection with such improvements provide the notice set forth in Section 7.3(b) in order for Lessor to post a notice of non-responsibility."

     8.10 Indemnity by Lessor. Notwithstanding anything herein to the contrary, Lessor shall indemnify and hold harmless Lessee and its agents from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessee as a result of the active negligence or willful misconduct of Lessor or Lessor's failure to perform its obligations hereunder.

     12.1 Lessor's Consent Required. Lessor shall provide its written consent, or its disapproval of such transfer, within five (5) business days following receipt of a written request for approval, together with information reasonably requested by Lessor concerning such proposed sublessee or assignee, including financial information reasonably requested. In the event Lessee is a publicly traded company, the transfer of its stock on any exchange or national market system shall not be deemed a Transfer under this Section 12.1. The provisions of this Section 12.1 shall not prohibit Lessee from entering into licenses with customers or agents of customers of Lessee which require space for the purpose of testing or inspecting products produced by Lessee, provided such license is temporal in nature and does not constitute a grant of exclusive space within the Premises by Lessee.

32. Lessor's Access. Lessor and Lessor's agents shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises, except in the event of an emergency which shall require no notice. Such entry by Lessor and Lessor's agents shall not impair Lessee's obligations more than reasonably necessary. During any such entry, except emergency entries, Lessor and Lessor's agents shall at all times be accompanied by Lessee or Lessee's agent. In the event of an emergency entry, Lessor shall use reasonable efforts to be accompanied by a representative of Lessee.

49. Final Calculation of Rentable Square Footage. The Premises, as defined in Paragraph 1.2 and the calculation of rent (Paragraph 1.6), security deposits (Paragraph 1.9) and Lessee's share of operating expenses (Paragraph 1.10) shall be computed based upon $1.06 per rentable square foot pursuant to the final approved space plan. Rentable square footage shall be computed based upon the usable square feet multiplied by 1.15% (15% load factor). The vehicle parking spaces allocated to Lessee pursuant to Paragraph 2.2 shall be based upon 1,000 square feet of usable area. In the event a discrepancy is determined regarding the square footage of the Premises, the foregoing amounts may be adjusted, provided that in event shall either party be entitled to any retroactive adjustment whether for operating expenses, rent or parking.

50. Right of First Notice of Lease - Primary Lease. Section 50 of the Primary Lease regarding the availability of space on the second floor is hereby deleted in its entirety.

51. Option to Renew Lease. Lessee is given the option to extend the term on all the provisions contained in this lease, except for minimum monthly rent, for a five (5) year period ("Extended Term") following expiration of the initial term, by giving notice of exercise of the option ("Option Notice") to Lessor at least six (6) months, but not more than one (1) year before the expiration of the term. Provided that, if Lessee is in default on the date of giving the Option Notice, the Option Notice shall be totally ineffective, or if Lessee is in default on the date the Extended Term is to commence, the Extended Term shall not commence and this lease shall expire at the end of the initial term.

           The parties shall have thirty (30) days after Lessor receives the Option Notice in which to agree on Base Rent during the Extended Term. If the parties agree on the Base Rent for the Extended Term during that period, they shall immediately execute an amendment to this stating the Base Rent.

           If the parties are unable to agree on the Base Rent for the Extended Term within that period, then within ten (10) days after the expiration of that period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least 5 years' full-time commercial appraisal experience in the area in which the premises are located to appraise and set the Base Rent for the Extended Term based upon ninety-five percent (95%) of the fair market rental for the Premises based upon the prevailing market rates for similar space in similar buildings. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Base Rent for the Extended Term. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the Base Rent for the Extended Term. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two appraisers are given to set the Base Rent. If they are unable to agree on the third appraiser, either of the parties to this lease by giving ten (10) days' notice to the other party can file a petition with the American Arbitration Association solely for the purpose of selecting a third appraiser who meets the qualifications stated in this paragraph. Each party shall bear half the cost of the American Arbitration Association appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

          Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Base Rent for the Extended Term. If a majority of the appraisers are unable to set the Base Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the Base Rent for the premises during the Extended term. If, however, the low appraisal and/or the high appraisal are more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two; the resulting quotient shall be the Base Rent for the premises during the Extended Term. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the Base Rent for the premises during the Extended Term.

          After the Base Rent for the Extended Term has been set, the appraisers shall immediately notify the parties.

         Lessee shall have no other right to extend the term beyond the Extended Term. In no event shall Lessee have the right to exercise the right to extend hereunder unless the right to extend under the Primary Lease is exercised. Furthermore, in no event shall Lessee have the right to exercise its right to extend the primary Lease unless the term of this Lease is extended hereunder.

52. Increase in Property Taxes During the First Three (3) Years of the Lease Term. During the first three (3) year of the initial lease term, Lessee shall not be responsible for any increases in property taxes resulting from the reassessment of the property caused by a sale of the property by Lessor ("Proposition 13").

53. Signage. Lessee shall have the right to install its sign on one (1) position of the shared monument sign at the parking lot entrance to the property. All signage is subject to City of El Segundo approval.

55. Non-Disturbance Agreements. Lessor shall use commercially reasonable efforts to obtain promptly following the execution of the Lease, non-disturbance, subordination and attornment agreements from Lessor's lender in form reasonable satisfactory to Lessor's lender, Lessor and Lessee. Lessor and Lessee shall use reasonable and diligent efforts to satisfy the foregoing obligation.

56. Lessee's Construction Work. Lessee acknowledges that Lessor is completing a refurbishment of the Building simultaneously with Lessee's completing its improvements. Lessee shall complete the

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

improvements to the Premises in conformance with the Floor Plan attached to the Lease as Exhibit "A". Lessor and Lessee shall use reasonable and diligent
         ----------
efforts to promptly complete their respective improvements. All such improvements shall be substantially completed on or before November 1, 1996.

57. Coterminous Term. This Lease shall be coterminous with the Primary Lease and in the event the Primary Lease terminates for any reason whatsoever, this Lease shall terminate. Similarly, in the event this Lease terminates for any reason whatsoever, the Primary Lease shall terminate.


Lessor                                  Lessee

SILVER GENESIS, INC.,                   NET VANTAGE INC.,
a California corporation                a Delaware corporation

By: [SIGNATURE APPEARS HERE]            By: [SIGNATURE APPEARS HERE]
   -------------------------               -------------------------

Date:   6/8      , 1996                 Date:   6/4      , 1996
     ------------                            ------------

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